[GRAPHIC OF L. ROY PAPP]




                         PAPP AMERICA-ABROAD FUND, INC.
                                 A No-Load Fund






                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000










                                                  Managed by:
                                                  L. Roy Papp & Associates
                                                  6225 North 24th Street
                                                  Suite 150
                                                  Phoenix, AZ  85016
                                                  (602)956-1115 Local
                                                  (800)421-4004
                                                  E-mail: invest@roypapp.com
                                                  Web: http://www.roypapp.com

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP AMERICA-ABROAD FUND, INC. AND THE MORGAN STANLEY WORLD INDEX

AVERAGE ANNUAL TOTAL RETURN

                                   1 YEAR       5 YEAR       SINCE INCEPTION

PAPP AMERICA-ABROAD FUND            24.7%        24.7%           19.7%
MORGAN STANLEY WORLD INDEX          11.6%        17.0%           14.3%


[LINE CHART]

 YEAR            PAPP AMERICA-ABROAD FUND           MORGAN STANLEY WORLD INDEX


 12/6/91         $10,000                            $10,000
    1991          10,994                             10,720
    1992          11,811                             10,158
    1993          11,803                             12,450
    1994          12,725                             13,079
    1995          17,440                             15,848
    1996          22,262                             17,985
    1997          28,910                             20,817
    1998          35,799                             25,882
    1999          40,815                             32,338
 6/30/00          46,468                             31,354



            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 48% of the sales of the companies in the Fund's portfolio are derived from foreign sources and 52% are derived from United States sources. The Morgan Stanley World Index is an unmanaged, market-weighted index that includes 50% foreign companies and 50% United States companies. The values shown include reinvested dividends.

                         PAPP AMERICA-ABROAD FUND, INC.
                         ------------------------------

Dear Fellow Shareholders:

         In our 1999 Annual Report we expressed some disappointment with our results for that year, particularly when compared with those of the Morgan Stanley World Index, against which we compare ourselves, and the Standard & Poor's 500 Stock Index. Therefore, it is pleasing to report to you that our performance for the first six months of 2000 eliminated the shortfall for both the World Index and the S&P 500.

         For the six months ended June 30, 2000 our Fund was up 13.9% while the World Index was down 3.0% and the S&P 500 Stock Index was down 0.4%. Since the Fund's inception in late 1991 we were up 364.9%, the World Index was up 213.5%, and the S&P 500 Index was up 363.0%.

         As you know, we started this Fund more than nine years ago because we believed that multi-national United States companies would outperform their counterparts around the world. With only a few exceptions, we felt most foreign countries did not have our strict accounting standards, reasonable custodial fees, SEC disclosure requirements, and a host of other measures we take for granted. For these reasons, and because we believe well selected American companies are the best managed and most profitable in the world, we determined to emphasize America.

         A number of mutual fund publications disagree with our position on the grounds that true diversification requires that a significant portion of one's assets should be invested in foreign securities. We disagree because we know that in this global economy the stock markets in the developed nations move in parallel patterns, that is, when USA markets go up, the European markets are likely to have a similar trend. It follows then that the important decision is selecting the right stocks no matter what their country of origin happens to be. It just so happens that these companies are to be found right here in America. There are a number of reasons for this. With respect to Europe, Americans typically work harder and there is much less socialism which severely restrains the entrepreneur. Asia differs from Europe but lacks the technological know-how and capital formation necessary to compete with the best United States companies.

         In the long run though the proof is in the pudding. As the chart on the opposite page shows, our Fund is up 364.9% from its inception on December 6, 1991 while the Morgan Stanley World Index is up 213.5%. This large differential is quite similar to comparisons of our Fund's long-term performance with other recognized international indexes. To us, these results validate our overall investment philosophy.

                                            Warmest regards,


                                            L. Roy Papp, Chairman
                                            July 28, 2000


P.S. On June 30, the Fund distributed $3.26 per share to shareholders of record June 28 from net long-term capital gains realized in 2000. For those who reinvest, the distribution simply results in a greater number of shares with a lesser value per share.



                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

                                                                                  Number                    Market
                            Common Stocks                                       of Shares                    Value
---------------------------------------------------------------------------    -----------               -------------


Computer Equipment (22.0%)
   EMC Corp. *
      (Manufacturer of enterprise computer storage systems)                       68,000                 $  5,231,750
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                         65,000                    8,116,875
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers, and memory chips)      258,000                   34,491,375
   International Business Machines Corporation
      (Global provider of information technology, hardware, software,
      and services)                                                               40,000                    4,382,500
                                                                                                         -------------
                                                                                                           52,222,500
                                                                                                         -------------
Electronic Equipment (18.4%)
   American Power Conversion *
      (Leading producer of uninterruptible power supply products)                793,000                   32,364,312
   Molex, Inc.
      (Supplier of interconnection products)                                     318,250                   11,138,750
                                                                                                         -------------
                                                                                                           43,503,062
                                                                                                         -------------
Financial Services (16.4%)
   American International Group
      (Major international insurance holding company)                             41,000                    4,817,500
   General Electric Co.
      (Diversified financial and industrial company)                             170,000                    9,010,000
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                235,000                   24,924,688
                                                                                                         -------------
                                                                                                           38,752,188
                                                                                                         -------------
Industrial Services (12.5%)
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                           540,000                   23,220,000
   Expeditors International of Washington, Inc.
      (International air freight fowarding)                                       55,300                    2,626,750
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                            18,000                    1,603,125
   Young & Rubicam, Inc.
      (Worldwide advertising agencies)                                            37,000                    2,115,938
                                                                                                         -------------
                                                                                                           29,565,813
                                                                                                         -------------
Pharmaceutical (12.2%)
   Eli Lilly & Co.
      (Prescription pharmaceuticals)                                              65,000                    6,491,875
   Merck & Company
      (Prescription pharmaceuticals)                                             239,000                   18,313,375
   Pfizer, Inc.
      (Prescription pharmaceuticals)                                              85,000                    4,080,000
                                                                                                         -------------
                                                                                                           28,885,250
                                                                                                         -------------

*Non-income producing security.
    The accompanying notes are an integral part of this financial statement.


                                       4



                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
                                                                                    Number               Market
                           Common Stocks (continued)                              of Shares               Value
----------------------------------------------------------------------------    ------------          ------------


Software (6.0%)
   BMC Software, Inc. *
      (Develops data and application management software)                           30,000           $  1,094,532
   Microsoft Corporation*
      (Personal computer software)                                                 165,000             13,200,000
                                                                                                      ------------
                                                                                                       14,294,532
                                                                                                      ------------
Restaurants (4.2%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                                      302,000              9,947,125
                                                                                                      ------------

Medical Products (3.7%)
   Johnson & Johnson
      (Healthcare products)                                                         75,500              7,691,563
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                              23,000              1,145,687
                                                                                                      ------------
                                                                                                        8,837,250
                                                                                                      ------------
Telecommunications (1.8%)
   Cisco Systems, Inc. *
      (Leading supplier of computer internetworking systems)                        34,000              2,161,125
   L.M. Ericsson Telephone AB
      (Manufacturer of telecom systems and cellular handsets)                       40,000                800,000
   Tellabs, Inc.*
      (Manufacturer of digital cross connect systems for
      telecommunications service providers)                                         18,000              1,231,875
                                                                                                      ------------
                                                                                                        4,193,000
                                                                                                      ------------
Instruments & Testing (0.8%)
   Agilent Technologies*
      (Designs and manufactures test and measurment systems for
      the electronics and healthcare industries)                                    24,791              1,828,336
                                                                                                      ------------

Specialty Retailing (0.7%)
   Office Depot *
      (Leading retailer and direct marketer of office supplies)                    280,500              1,753,125
                                                                                                      ------------

Miscellaneous (0.8%)
   Steiner Leisure Ltd. *
      (Provider of spa services, beauty salons, and health
       clubs on cruise ships)                                                       80,850              1,829,231
                                                                                                      ------------
Total Common Stocks - 99.5%                                                                           235,611,412
Cash and Other Assets, Less Liabilities - 0.5%                                                          1,182,767
                                                                                                      ------------

Net Assets - 100%                                                                                    $236,794,179
                                                                                                     =============

Net Asset Value Per Share
(Based on 6,429,548 shares outstanding at June 30, 2000)                                             $      36.83
                                                                                                     =============


*Non-income producing security.

    The accompanying notes are an integral part of this financial statement.


                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  JUNE 30, 2000
                                   (UNAUDITED)


                                     ASSETS


Investment in securities at market value (original
 cost $113,536,157 at June 30, 2000) (Note 1)                    $235,611,412
Cash                                                                  826,402
Dividends and interest receivable                                     140,719
Receivable for investment securities sold                             425,173
                                                                 ------------
     Total assets                                                $237,003,706
                                                                 ============


                                   LIABILITIES
Accrued expenses                                                     $209,528
                                                                 ============


                                   NET ASSETS

Paid-in capital                                                  $116,106,500
Accumulated undistributed net realized gain
 on sale of investments                                                17,491
Accumulated undistributed net investment loss                      (1,405,067)
Net unrealized gain on investments                                122,075,255
                                                                 ------------
Net assets applicable to Fund shares outstanding                 $236,794,179
                                                                 ============

Fund shares outstanding                                             6,429,548
                                                                 ============

Net Asset Value Per Share (net assets/shares
 outstanding)                                                    $      36.83
                                                                 ============


   The accompanying notes are an integral part of these financial statements.




                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)



INVESTMENT INCOME:
     Dividends                                                                 $   498,175
     Interest                                                                       42,294
     Foreign taxes withheld                                                           (415)
                                                                               -----------

          Total investment income                                                  540,054
                                                                               -----------

EXPENSES:
     Management fee (Note 3)                                                     1,127,650
     Filing fees                                                                    23,724
     Printing and Postage fees                                                      21,933
     Custodial fees                                                                 16,447
     Transfer agent fees                                                            14,329
     Accounting fees                                                                 7,000
     Legal fees                                                                      5,094
     Directors' attendance fees                                                      4,400
     Other fees                                                                     26,438
                                                                               -----------

          Total expenses                                                         1,247,015
                                                                               -----------

     Net investment loss                                                          (706,961)
                                                                               -----------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
     Proceeds from sales of securities                                          50,192,238
     Cost of securities sold                                                   (30,767,114)
                                                                               -----------
     Net realized gain on investments sold                                      19,425,124

     Net change in unrealized gain on investments                                9,364,636
                                                                               -----------

     Net realized and unrealized gain on investments                            28,789,760
                                                                               -----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $28,082,799
                                                                               ===========



   The accompanying notes are an integral part of these financial statements.



                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND
                        THE YEAR ENDED DECEMBER 31,1999
                                  (UNAUDITED)

                                                                  Six months ended                 Year ended
                                                                    June 30, 2000               December 31, 1999
                                                                   --------------               -----------------
FROM OPERATIONS:
   Net investment loss                                              $    (706,961)                $   (1,317,557)
   Net realized gain on investments sold                               19,425,124                     10,533,282
   Net change in unrealized gain on investments                         9,364,636                     21,823,990
                                                                    -------------                 --------------

          Increase in net assets resulting from
          operations                                                   28,082,799                     31,039,715
                                                                    -------------                 --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                        -                              -
   Net realized gain on investments sold - previous year                     (219)
   Net realized gain on investments sold                              (19,407,414)                    (9,235,258)
                                                                    -------------                 --------------
          Decrease in net assets resulting from
          distributions to shareholders                               (19,407,633)                    (9,235,258)
                                                                    -------------                 --------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                        41,411,400                     63,363,641
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and
     net realized gain on investments sold                             17,896,510                      8,582,551
   Payments for redemption of shares                                  (73,799,242)                  (193,954,940)
                                                                    -------------                 --------------

          Decrease in net assets resulting
          from shareholder transactions                               (14,491,332)                  (122,008,748)
                                                                    -------------                 --------------

Total decrease in net assets                                           (5,816,166)                  (100,204,291)

Net assets at beginning of the period                                 242,610,345                    342,814,636
                                                                    -------------                 --------------

Net assets at end of period                                         $ 236,794,179                 $  242,610,345
                                                                    =============                 ==============



   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                                   (UNUADITED)


(1)   SIGNIFICANT ACCOUNTING POLICIES:
Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES
For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

              FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:
Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of $3.26 a share aggregating $19,407,414. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000. The Fund also distributed $219 of net realized long-term capital gains from the prior year.

On December 29, 1999, a distribution was declared from net realized long-term capital gains of approximately $1.39 a share aggregating $9,235,258. The distribution was paid on December 31, 1999, to shareholders of record on December 29, 1999.

(3)   TRANSACTIONS WITH AFFILIATES:
The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $14,329 in 2000 from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $1,100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.


(4)   PURCHASES AND SALES OF SECURITIES:
For the six months ended June 30, 2000 and the year ended December 31, 1999, investment transactions excluding short-term investments were as follows:

                                             2000                1999
                                          -----------        -----------

     Purchases at cost                    $15,865,525       $ 15,617,400
     Sales                                 50,192,238        145,756,212


(5)   CAPITAL SHARE TRANSACTIONS:
At June 30, 2000, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                  Proceeds            Shares
                                               --------------     -------------
    Six months ended June 30,2000
    Shares issued                                $41,411,400        1,083,973
    Dividends reinvested                          17,896,510          492,468
    Shares redeemed                              (73,799,242)      (2,029,622)
                                               -------------      -----------
       Net decrease                             $(14,491,332)        (453,181)
                                               =============      ===========

    Year ended December 31, 1999
    Shares issued                                $63,363,641        2,000,223
    Dividends reinvested                           8,582,551          242,584
    Shares redeemed                             (193,954,940)      (6,030,591)
                                               -------------      -----------
    Net decrease                               $(122,008,748)      (3,787,784)
                                               =============      ===========


(6)   UNREALIZED APPRECIATION:
Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                  2000               1999
                                             --------------     -------------

Market value                                   $235,611,412      $241,148,366
Original cost                                  (113,536,157)     (128,437,747)
                                             --------------     -------------
Net unrealized appreciation                    $122,075,255      $112,710,619
                                             ==============     =============

As of June 30, 2000, gross unrealized gains on investments in which market value exceeded cost totaled $123,721,874 and gross unrealized losses on investments in which cost exceeded market value totaled $1,646,619.

As of December 31, 1999, gross unrealized gains on investments in which market value exceeded cost totaled $114,096,795 and gross unrealized losses on investments in which cost exceeded market value totaled $1,386,176.



(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                    Six Months Ended
                                        June 30,                          Year Ended December 31,
                                          2000           1999          1998           1997          1996          1995
                                     --------------  -------------  ------------   ------------  ------------  -------------


Net asset value, beginning of period        $35.25         $32.13        $25.98         $20.11        $16.47         $12.24
Income from operations:
   Net investment (loss)/income              (0.13)         (0.23)        (0.05)          0.01          0.01           0.04
   Net realized and unrealized gain
      on investments                          4.97           4.74          6.24           6.00          4.48           4.52
                                     --------------  -------------  ------------   ------------  ------------  -------------

         Total from operations                4.84           4.51          6.19           6.01          4.49           4.56

Less distributions:
   Dividend from net investment
      Income                                    -              -             -           (0.01)        (0.01)         (0.04)
   Distribution of net realized gain         (3.26)         (1.39)        (0.04)         (0.13)        (0.84)         (0.29)
                                     --------------  -------------  ------------   ------------  ------------  -------------

         Total distributions                 (3.26)         (1.39)        (0.04)         (0.14)        (0.85)         (0.33)

Net asset value, end of period              $36.83         $35.25        $32.13         $25.98        $20.11         $16.47
                                     ==============  =============  ============   ============  ============  =============

         Total return                        13.85%         14.01%        23.83%         29.92%        27.65%         37.05%
                                     ==============  =============  ============   ============  ============  =============
Ratios/Supplemental Data:
   Net assets, end of period          $236,794,179   $242,610,345  $342,814,636   $288,249,294   $29,623,497     $15,988,267
   Expenses to average net
      assets(A)                               1.10%*         1.07%         1.08%          1.11%         1.25%          1.22%
    Investment income to
      Average net assets (B)                  0.48%*         0.61%         0.82%          1.24%         1.30%          1.50%
   Portfolio turnover rate                   13.90%*         5.47%        24.97%          4.71%        12.29%         26.65%



*Annualized


(A) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30% for the year ended December 31, 1996.
(B) Computed giving effect to investment adviser's expense limitation undertaking.

                         PAPP AMERICA-ABROAD FUND, INC.

                                    DIRECTORS

       James K. Ballinger                             L. Roy Papp
       Amy S. Clague                                  Rosellen C. Papp
       Robert L. Mueller                              Bruce C. Williams
       Harry A. Papp


                                    OFFICERS

       Chairman - L. Roy Papp                         President - Harry A. Papp

                                 VICE PRESIDENTS

       Victoria S. Cavallero                          Julie A. Hein
       George D. Clark, Jr.                           Robert L. Mueller
       Jeffrey N. Edwards                             Rosellen C. Papp
       Robert L. Hawley                               Bruce C. Williams


                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein


                               INVESTMENT ADVISER

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
                            Telephone: (602) 956-1115
                       Web address: http//www.roypapp.com
                        Email address: invest@roypapp.com

                                    CUSTODIAN

                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS

                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  LEGAL COUNSEL

                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.